UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 27, 2023
This proxy statement supplement, dated June 9, 2023 (the “Supplement”), supplements the definitive proxy statement (which we refer to as the “Proxy Statement”) of the Board of Directors of Chicken Soup for the Soul Entertainment, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission on May 17, 2023, relating to the annual meeting of stockholders of the Company to be held at the offices of the Company at 800 Third Avenue, 3rd Floor, New York, New York, 10022 on June 27, 2023 at 10:00 a.m., Eastern Time. Except as described in this Supplement, the information disclosed in the Proxy Statement continues to apply. To the extent that information in this supplement differs from information disclosed in the Proxy Statement, the information in this Supplement applies.
The purpose of this Supplement is to provide clarifying and corrective information with respect to Proposal 2 — APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION, which we refer to as the “Charter Amendment Proposal” or “Exculpation Amendment” in the Proxy Statement.
Specifically, with respect to the votes required to approve Proposal 2, notwithstanding anything to the contrary contained in the Proxy Statement, stockholders must note that such approval requires the affirmative vote of a majority of the voting power of the outstanding shares of Class A common stock and Class B common stock of the Company entitled to vote thereon, voting together as a single class. As a result, abstentions and broker non-votes will have the same effect as a vote “against” this proposal.
Further to the foregoing, the section of the Proxy Statement entitled “PROPOSAL 2 — APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION — Background” is restated in its entirety to read as follows:
“Background
The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Specifically, the new Delaware legislation allows us to add a provision to our certificate of incorporation that no director or officer of the Company shall be personally liable to the Company or our stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to our Company or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) with respect to directors, under Section 174 of the Delaware General Corporation Law as the same exists or hereafter may be amended, (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) with respect to officers, in any action by or in the right of the Company. The Exculpation Amendment, if adopted, would allow for exculpation of the Company’s officers and directors to the extent permitted by the DGCL. The rationale for limiting the scope of liability, as further described below, is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality directors and officers to work on its behalf.
The Board has unanimously approved the Exculpation Amendment, subject to stockholder approval. The Board has unanimously determined that the Exculpation Amendment is advisable and in the best interests of the Company and our stockholders, and, in accordance with the DGCL, hereby seeks approval of the Exculpation Amendment by our stockholders pursuant to Proposal 2.”
Further, Annex A to the Proxy Statement, which sets forth the form of the proposed Exculpation Amendment to be filed with Delaware if Proposal 2 is approved in accordance with the foregoing voting requirements, has been modified to clarify the limitations of the proposed exculpation provisions and reads in its entirety as follows:
CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.
CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
(Pursuant to Sections 151 and 242 of the General Corporation Law of the State of Delaware)
Chicken Soup for the Soul Entertainment, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), DOES HEREBY CERTIFY:
A.
A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment to the Corporation’s Certificate of Incorporation and declaring the advisability of this Amendment to the Certificate of Incorporation and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that the SEVENTH paragraph of the Certificate of Incorporation of the Corporation, as filed with the Secretary of State of the State of Delaware on May 4, 2016, be and hereby is deleted in its entirety and the following SEVENTH paragraph inserted in lieu thereof:
“SEVENTH. No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) with respect to directors, under Section 174 of the Delaware General Corporation Law as the same exists or hereafter may be amended, (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) with respect to officers, in any action by or in the right of the Corporation. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then, in addition to the limitation on personal liability provided herein, the liability of a director or officer of the corporation shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such repeal or modification. For purposes of this Article Eleventh, “officer” shall have the meaning provided in Section 102(b)(7) of the Delaware General Corporation Law as the same exists or hereafter may be amended.”
IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be signed by its Chairman of the Board and Chief Executive Officer this 27th day of June, 2023.
William J. Rouhana, Jr.
Chairman of the Board and
Chief Executive Officer
This Supplement should be read together with the Proxy Statement. This Supplement to Proxy Statement is first being mailed on June 12, 2023.